SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

                           Commercial Metals Company
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  James Unger
                                 Steve Mongillo
                                 George Hebard
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE TO/A
    (RULE 14D-100) TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 3)

                           COMMERCIAL METALS COMPANY
                       (NAME OF SUBJECT COMPANY (ISSUER))

                               IEP Metals Sub LLC
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                           (NAMES OF FILING PERSONS)*

                         COMMON STOCK, PAR VALUE $0.01
                         (TITLE OF CLASS OF SECURITIES)

                                   201723103
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            KEITH L. SCHAITKIN, ESQ.
                                GENERAL COUNSEL
                                ICAHN CAPITAL LP
                          767 FIFTH AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10153
                                 (212) 702-4380

  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                AND COMMUNICATIONS ON BEHALF OF FILING PERSONS)

                           CALCULATION OF FILING FEE
TRANSACTION VALUATION:                                     AMOUNT OF FILING FEE:
$1,560,210,000*                                            $178,800.07**

* Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 104,014,000 shares of common stock of the Issuer multiplied by $15 per share. The number of shares used in the transaction value calculation is based on the 115,539,000 shares stated to be issued and outstanding according to the Issuer in its Definitive Proxy Statement filed with the Securities and Exchange Commission on December 6, 2011, less 11,525,000 shares beneficially owned, as of December 9, 2011, by the Offeror and its affiliates.

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory
     #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

/x/  Check  the  box  if  any  part  of  the  fee  is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount previously paid:                            Filing Party:
$178,800.07                                        Icahn Enterprises Holdings LP
Form or registration no.: Schedule TO-T            Date Filed: December 9, 2011

/ / Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

/x/  third party tender offer subject to Rule 14d-1
/ /  going-private transaction subject to Rule 13e-3
/ /  issuer tender offer subject to Rule 13e-4
/x/  amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: / /



                     COMBINED SCHEDULE TO AND SCHEDULE 13D

     * Introductory Note: IEP Metals Sub LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer. IEP Metals Sub LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

     This Amendment No. 3 amends and supplements the Tender Offer Statement on Schedule TO filed on December 9, 2011 (as amended by Amendment No. 1 filed on
December 9, 2011 and Amendment No. 2 filed on December 19, 2011, the "Schedule TO") relating to the offer by IEP Metals Sub LLC, a Delaware limited liability company ("IEP Metals Sub") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings", and together with IEP Metals Sub, the "Offeror"), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of Commercial Metals Company, a Delaware corporation ("Commercial Metals"), including the associated rights issued pursuant to the Rights Agreement, dated as of July 30, 2011, between Commercial Metals and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, that are issued and outstanding (the "Rights", and together with the Common Stock, the "Shares") at a price of $15.00 per Share, without interest and less any required withholding taxes, if any. Both IEP Metals Sub and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

     The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated December 9, 2011 (the "Offer to Purchase"). The Offer to Purchase, the related Letter of Transmittal (the "Letter of Transmittal") and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits
(a)(1)(i),  (a)(1)(ii)  and  (a)(1)(iii),  respectively, constitute the "Offer".

     As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

     As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on July 28, 2011, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the "Icahn Entities").


ITEMS 1-11.

Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

     On December 27, 2011, Icahn Enterprises LP, the parent of the Offeror, issued a press release relating to the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(iv) and incorporated herein by reference.

ITEM 11.  ADDITIONAL INFORMATION

(b)  Other Material Information

     Item 11 of the Schedule TO and the Offer to Purchase, to the extent incorporated by reference therein, are hereby amended and supplemented as set forth below:

     - Section 3 "Withdrawal Rights" of the Offer to Purchase is amended and supplemented by adding the following thereto:

     "Unless theretofore accepted for payment by the Offeror as provided herein, Shares tendered may also be withdrawn on or after February 7, 2012."

ITEM 12.  EXHIBITS

Exhibit No.         Description
-----------         -----------

(a)(5)(iv)          Press  Release of Icahn Enterprises L.P., dated December 27,
                    2011.



                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


ICAHN PARTNERS LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND II LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND III LP

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            HIGH RIVER LIMITED PARTNERSHIP

                                            BY: HOPPER INVESTMENTS LLC, ITS
                                                GENERAL PARTNER

                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            HOPPER INVESTMENTS LLC
                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            BARBERRY CORP.

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ONSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN OFFSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY

                                            ICAHN CAPITAL LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            IPH GP LLC

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            ICAHN ENTERPRISES HOLDINGS L.P.
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            IEP METALS SUB LLC
                                            BY: ICAHN ENTERPRISES HOLDINGS L.P.,
                                                ITS SOLE MEMBER
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title:  CHIEF FINANCIAL OFFICER


                                            ICAHN ENTERPRISES G.P. INC.


                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            BECKTON CORP.


                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            /S/ CARL C. ICAHN
                                            -----------------
                                            Name:  CARL C. ICAHN

Date: December 27, 2011

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

(a)(1)(i)           Offer  to  Purchase,  dated  December  9,  2011*

(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number)*

(a)(1)(iii)         Notice of Guaranteed Delivery*

(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)           Letter to Clients*

(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on December 9, 2011*

(a)(5)(ii) Press Release of the Offeror, dated December 6, 2011 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on December 6, 2011)*

(a)(5)(iii)         Press  Release of Icahn  Enterprises L.P., dated December 9,
                    2011*

(a)(5)(iv) Press Release of Icahn Enterprises L.P., dated December 27, 2011 (filed herewith)

(b)                 None.

(d)                 None.

(g)                 None.

(h)                 None.

______________________
*    Previously  Filed

                               Exhibit (a)(5)(iv)

                                                           FOR IMMEDIATE RELEASE


                             ICAHN ENTERPRISES L.P.

           ICAHN SENDS OPEN LETTER TO COMMERCIAL METALS SHAREHOLDERS

CONTACT: SUSAN GORDON (212) 702-4309

NEW YORK, NEW YORK, DECEMBER 27, 2011-Icahn Enterprises Holdings LP ("Icahn") (a subsidiary of Icahn Enterprises L.P. (Nasdaq: IEP) today released the following letter to the shareholders of Commercial Metals Company (the "Company"), regarding the Icahn tender offer (the "Tender Offer") and proxy fight.

Dear Fellow Commercial Metals Shareholders:

Having met with the management of the Company, and reviewed their plans for the future of Commercial Metals we have concluded that we do not wish to remain a minority holder in a Company run by the current Board and will therefore drop our proxy fight if 40.1% of the shares of the Company are not tendered in our Tender Offer. However if 40.1% are tendered (giving us more than 50% of Commercial Metals stock), then we would continue to fight to acquire Commercial Metals or to see it sold, and obviously we would also continue our proxy fight. If 40.1% or more of shares are tendered to us then, with this mandate, we believe that EVEN THIS BOARD WILL CAPITULATE TO THE WISHES OF A LARGE MAJORITY OF THEIR SHAREHOLDERS, BUT IF THEY DO NOT, BE ASSURED THAT WE WILL GO TO COURT IN DELAWARE TO FIGHT FOR THE ABILITY TO CLOSE THE TENDER OFFER. WE WILL take this case to the Delaware Supreme Court, if necessary, where we believe that the Court would order the removal of the poison pill to allow shareholders to decide for themselves whether or not they want to sell their company. Indeed, such an order is not unprecedented. For example, in the Grand Metropolitan case a company was ordered to remove a poison pill where the board was seeking an alternative transaction in the face of a successful tender into an all cash, any and all tender offer, like our Tender Offer. Additionally, we will also attempt to bring other pressures on the Board to persuade them to respect the wishes of the majority of shareholders.

WE WISH TO STATE PLAINLY AGAIN, THAT OUR GOAL IS TO ACQUIRE THE COMPANY OR TO SEE IT SOLD. We are a synergistic strategic buyer and believe that the Company will be a good fit with our existing metals business. However, for any shareholders that believe that the Company could bring more than $15 per share in an auction, we still believe that it is clearly in your interest that you tender your shares to send an unmistakable message to the Board that stockholders want to cash out NOW either by taking $15 per share in our Tender Offer, or, if indeed more can be obtained in an auction, by a sale of the Company to the highest bidder. Our $15 per share offer puts a floor on a sale. IF WE RECEIVE TENDERS OF OVER 40.1% FROM SHAREHOLDERS THEN THE ONLY THINGS STANDING IN THE WAY OF CLOSING OUR TENDER OFFER OR A SALE PROCESS BEING INITIATED BY THE BOARD IS THE BOARD'S REFUSAL TO ADHERE TO THE WISHES OF A MAJORITY OF SHAREHOLDERS.

REASONS  FOR  DROPPING  PROXY  FIGHT  IF  WE  DO  NOT RECEIVE A MINIMUM OF 40.1%

Over my many years of engaging with corporate America, I have dealt with all types of Boards. Some Boards are constructive, and will engage with, and respond positively to, large shareholders and minority directors. This was the case with my investments in Motorola and Yahoo, where we were able to work with the respective boards to achieve positive changes. However we believe that it will not be possible TO WORK WITH THIS BOARD TO IMPROVE THE COMPANY FROM THE POSITION OF A 10% STOCKHOLDER, EVEN IF WE WERE TO BE SUCCESSFUL IN ELECTING OUR THREE NOMINEES. This Board has declared that the Company is "effectively executing on a strategic plan, which the Board believes will drive substantial value creation" and that "potentially significant future value can be realized through the successful execution of the Company's plan, as economic and market conditions improve." TO PUT IT MILDLY, I DISAGREE. As far as I am concerned this Board is now trying to save the Company from the value destruction flowing from its last "strategic plan," and, in my humble opinion, wishful thinking about being bailed out by improving market conditions is not my idea of a business plan.

I HAVE STUDIED THE COMPANY'S ANNOUNCED BUSINESS PLANS WITH GROWING TREPIDATION. The Company's continued pursuit (despite its small size and lack of global scale) of a business model of "Global Geographic Dispersion," maintaining over 200 locations across 20 countries to establish "access to growth markets" is, in my opinion, fatally flawed, just as, in my opinion many of the actions of the Company in recent years have been flawed. However it is clear to me that in order to get this Board, a Board that I believe is firmly entrenched in the status quo, to move forward with a sale process, it will take the pressure of a shareholder mandate in the form of a large response to our Tender Offer.

WE URGE YOU TO CONSIDER THE RELATIVE VALUE OPPORTUNITIES OFFERED BY THE TENDER OFFER, AND IMPORTANTLY, "WHERE WILL YOUR INVESTMENT BE IN A YEAR FROM NOW?" IF THE TENDER OFFER IS SUCCESSFUL, OR THE COMPANY IS SOLD, YOU WILL HAVE HAD THE OPPORTUNITY TO MONETIZE YOUR INVESTMENT AND IF YOU ARE BULLISH ON STEEL, YOU CAN REINVEST IN COMPETITORS, MANY OF WHICH WE BELIEVE ARE MORE FOCUSED AND BETTER
MANAGED. IN THIS REGARD I CANNOT HELP BUT OBSERVE THAT THIS COMPANY HAS THE HIGHEST SGA COSTS AND THE LOWEST EBITDA MARGINS AMONG ITS PEERS. IT SHOULD BE NOTED THAT IF OUR TENDER OFFER FAILS, YOU WILL STILL BE A COMMERCIAL METALS SHAREHOLDER WITH THE SAME INCUMBENT MANAGEMENT TEAM AND BOARD NEXT YEAR THAT YOU HAVE TODAY. YOU WILL STILL BE HOLDING A STOCK THAT ON OCTOBER 3 SOLD AT ONLY $8.60 PER SHARE AND YOU WILL STILL BE AT THE MERCY OF A COMPANY THAT, IN MY OPINION, HAS MADE A NUMBER OF EGREGIOUS ERRORS OVER THE PAST 3 YEARS. IN WHICH SITUATION DO YOU THINK YOUR INVESTMENT WOULD BETTER PERFORM? SHAREHOLDERS SHOULD NOTE THAT, IN MY OPINION, A FAILURE TO TENDER A SIGNIFICANT NUMBER OF
SHARES COULD BE USED BY THIS BOARD TO JUSTIFY COMPLACENCY WITH THE EXISTING "STRATEGIC PLAN" AND PRAYERS FOR AN "IMPROVING MARKET" BAILOUT. WE THEREFORE
ONCE AGAIN URGE SHAREHOLDERS TO PROMPTLY TENDER YOUR SHARES INTO OUR TENDER OFFER WHICH IS SET TO EXPIRE AT 12:00 MIDNIGHT, JANUARY 10, 2012. TENDERS CAN BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER AND IF THE OFFER IS EXTENDED THEN AT ANY TIME THROUGH THE EXTENDED DATE. WE BELIEVE THAT ONLY A LARGE SHOW OF SUPPORT FOR OUR TENDER OFFER WILL FORCE THE BOARD TO ALLOW YOU, THE SHAREHOLDERS AND OWNERS OF THIS COMPANY, TO MAKE THE CHOICE OF WHETHER OR NOT TO SELL THE COMPANY AT THIS TIME EITHER TO ME OR TO A HIGHER BIDDER.



ABOUT  ICAHN  ENTERPRISES  L.P.

Icahn Enterprises L.P. (Nasdaq: IEP), a master limited partnership, is a diversified holding company engaged in eight primary business segments:
Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.

NOTICE TO INVESTORS
-------------------
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, JAMES UNGER, STEVE MONGILLO, GEORGE HEBARD, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF COMMERCIAL METALS COMPANY FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING
INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. ON OR ABOUT DECEMBER 22, 2011, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WAS MAILED TO STOCKHOLDERS OF COMMERCIAL METALS COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. THE OFFER TO BUY SHARES OF COMMERCIAL METALS COMPANY (THE "COMPANY") COMMON STOCK WAS MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT IEP METALS SUB LLC, ("OFFEROR"), AN INDIRECTLY WHOLLY OWNED SUBSIDIARY OF ICAHN ENTERPRISES HOLDINGS LP, AS CO-BIDDER, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON DECEMBER 9, 2011. ON DECEMBER 9, 2011, THE OFFEROR AND CO-BIDDER ALSO FILED A TENDER OFFER STATEMENT ON
SCHEDULE TO WITH THE SEC RELATING TO THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) CONTAIN, AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN, WHEN AVAILABLE, IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. THE TENDER OFFER MATERIALS WERE SENT FREE OF CHARGE TO ALL STOCKHOLDERS OF THE COMPANY ON OR ABOUT DECEMBER 9, 2011.

ALL  OF  THESE  MATERIALS  (AND  ALL OTHER MATERIALS FILED BY THE OFFEROR OR THE
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